UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 24, 2003



                        Commission File Number 001-14135
                                 OMI CORPORATION


             (Exact name of Registrant as specified in its charter)

                   Marshall Islands                             52-2098714
            (State or other jurisdiction of                  (I.R.S. Employer
             incorporation or organization)                 Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902

        Registrant's telephone number including area code: (203) 602-6700









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Item 5. Other Events and Regulation FD Disclosure.

        Press release dated November 21, 2003 announcing that OMI Corporation has priced a $200 million senior unsecured notes offering. The press release is furnished herewith as Exhibit 99.

Item 7.    Financial Statements and Exhibits

          (c)  Exhibits

          99 Press release dated November 21, 2003 announcing that OMI Corporation has priced a $200 million senior unsecured notes offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    November 24, 2003           By:  /s/Craig H. Stevenson, Jr.
         -------------------              --------------------------
                                          Craig H. Stevenson, Jr. Chairman of
                                          the Board and Chief Executive
                                          Officer



 Date:   November 24,  2003         By:  /s/Kathleen C. Haines
         --------------------            --------------------------------
                                         Kathleen C. Haines
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer


                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

 Exhibit No.      Description
 -----------      -----------

    99 Press release dated November 21, 2003 announcing that OMI Corporation has priced a $200 million senior unsecured notes offering.